Dreyfus
Variable
Investment Fund,
Balanced Portfolio
Semi-Annual
Report
June 30, 1998

Dreyfus Variable Investment Fund, Balanced Portfolio
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this semi-annual report for the Dreyfus Variable Investment Fund -- Balanced Portfolio for the six-month period ended June 30, 1998. Your Portfolio produced a total return of 8.69%,* which compares with a total return of 12.02% for the Hybrid Index (discussed below) over the same period.**

   Because the Fund is composed of fixed income securities as well as equities, we measure ourselves against a Hybrid Index composed 60% of the Standard & Poor's 500 Composite Stock Price Index, measuring only common stocks, and 40% of the Lehman Brothers Intermediate Government-Corporate Bond Index. For the same six-month period, the Portfolio's stock component had a total return of 17.34% compared to the Standard & Poor's 500 Composite Stock Price Index, which had a total return of 17.72%.** However, during the period under review, the Portfolio reduced its equity allocation to 42.2% for reasons discussed in the "Portfolio Focus" section below with the remaining portion of the Portfolio in fixed income holdings. For the same time period, the Portfolio's fixed income holdings had a total return of 3.41% compared to 3.47% for the Lehman Brothers Intermediate Government-Corporate Bond Index.**

Economic Review

   Fears of Federal Reserve Board tightening appear to have eased due to accumulating evidence of slower overall economic growth since the spring. Monetary tightening has been deterred by the Asian financial crisis. The Fed's main domestic concern is that the tight labor market has begun to fuel faster wage growth across many industries. However, thus far rising wages have still not meant rising prices. Instead, this cost-price mix threatens to further erode corporate profit margins. Market interest rates have already rejected the slower economy, and the interest rate curve has become quite flat.

   The shift to slower economic growth this spring is largely due to the drag from Asia's recession, but may well be reinforced this summer by the multiplier impacts of the General Motors strike. Among broader economic factors, the trade deficit has widened sharply due to both weak exports and strong growth in imports. Also, inventories soared earlier this year, potentially creating some drag on future production. However, slowing industrial output has largely been met by shortening the manufacturing work week, not by cutting jobs. Hence, the shift to slower growth has not relieved the tightness in the labor market. Instead, the virtual absence of bad news has left consumers to enjoy the benefits of rising real wages and lower interest rates that, in turn, have boosted spending and home ownership.

   Although growth in corporate profits has slowed in many sectors in the past year, consensus estimates of future profit growth continue to be cut by many analysts. Profit margins had already begun to shrink under the weight of rising labor costs, making companies' reported profits increasingly dependent on growth of sales. Overall profits could thus prove quite vulnerable to a period of significantly slower economic growth.

   Virtually all Treasury market interest rates have already fallen near to the floor set by the Federal Funds rate. This implies that further substantial interest rate drops are unlikely unless the economy weakens enough to justify action by the Fed to ease credit.

Equity Market Overview

   Measured broadly, the half-year ended June 30, 1998 was another period of solid advance for the stock market. Yet that general statement did not apply to all categories of stocks.

   To be sure, the S&P 500 achieved a new record of 17.72% at the end of the six-month period. The Dow Jones Industrial Average (DJIA), while it didn't reach its all-time record, nonetheless gained 14.16% for the six months, closing the half-year above 9000. Small and medium size stocks, however, underperformed the large cap issues. The Standard &

Poor's MidCap 400 Index gained just 8.63% for the half-year, and the Russell 2000 index of small cap issues advanced a mere 4.93%.

   The first calendar quarter provided most of the strength for the six months, particularly among the large cap companies. In the April-June quarter, the S&P 500 gained 3.32% and the DJIA 2.15%, while the Russell 2000 actually dropped by 4.66%.

   Stock categories that were strongest during the half-year included financials, particularly banks, brokerages, insurance and diversified financial services; technology, especially communications and computer issues; and cyclical consumer stocks such as advertising, airlines, automotive, broadcasting and home construction.

   The weak categories for the period included precious metals, oil drilling and oilfield suppliers, and some industrial issues.

   Corporate profits dropped sharply from the strong pace of last year. According to the statistical service First Call, profits for stocks in the S&P 500 were expected to show a rise of just 2.3% for the second quarter, compared to 3.8% in the first quarter. Of course there were optimists forecasting a hefty rise in profits for later this year and early 1999, which could potentially propel stock prices upward. Yet most investors seemed preoccupied with the here and now, which included the strike at General Motors plants and the continuing fallout from financial troubles in Japan and Southeast Asia.

   As expected, the Fed at its last meeting made no change in interest rates, even though inflationary pressures are a constant worry for the Fed. The reason for their inaction may well have been the precarious state of some economies elsewhere in the world and the desire not to precipitate a major correction in the U.S. stock market. Even so, the Fed thought it timely to issue a stern warning to banks not to become over-extended with unwise loans, which happened in the 1980s.

   Despite warnings like this, and that stock prices are extremely high historically in relation to earnings and cash flow, investors still appeared eager to own equities. Moreover, surveys of consumer sentiment continued to show that the average consumer was more confident about the future than had been the case in a generation.

Bond Market Overview

   The fixed-income market started 1998 with a flurry of activity as investors sought to avoid Asian financial market turmoil by increasing demand for U.S. fixed income securities. This "flight to quality" quickly moved the yield on the 10-year Treasury Note from a beginning-of-the-year yield level of 5.74% to a low of 5.37% on January 12th. The market then settled into a trading range, with the 10-year bond trading between 5.50% and 5.70% through May. In June, heightened speculation that turbulent Asian financial markets would cause a currency crisis led to another flight-to-quality rally as the 10-year Treasury Note traded through the trading range to end the half year at 5.44%.

   The bond market continues to be supported by low inflation. Global commodity prices have declined sharply this year, helping to push the consumer price index down to a cyclical low of 1.7%.

Portfolio Focus -- Equities

   The decision to reduce the equity exposure was reached in mid-August 1997 as a result of our relative valuation analysis. Our current analysis continues to suggest an underweight to equities primarily due to the high levels of price relative to earnings.

   The consumer cyclical, health care, and capital spending sectors provided the highest returns for the period with the mining and metals group providing the only negative return of -0.19%. The Fund's equity component continues to emphasize a broadly diversified, large capitalization approach with exposure to all economic sectors.

Portfolio Focus -- Bonds

   For the reporting period the fixed income portion of the Portfolio held a neutral duration relative to its fixed income benchmark, the Lehman Brothers Intermediate Government-Corporate Bond Index. The Portfolio benefited from its corporate allocation which has a higher overall average credit quality than the Benchmark Index. Higher quality corporate securities generally outperformed lower quality corporate securities during the first half of 1998.

   We appreciate your investment in this Dreyfus Portfolio and will continue our efforts to bring you rewarding returns.

                                 Sincerely,

              /s/ Ronald P. Gala                          /s/ Laurie A. Carroll

              Ronald P. Gala                              Laurie A. Carroll
              Portfolio Manager                           Portfolio Manager

July 20, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index and the Doe Jones Industrial Average are widely accepted unmanaged indicies of U.S. stock market performance. SOURCE: LEHMAN BROTHERS -- The Lehman Brothers Intermediate Government-Corporate Bond Index is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.

Dreyfus Variable Investment Fund, Balanced Portfolio --------------------------
Statement of Investments                              June 30, 1998 (Unaudited)

Common Stocks--49.0%                                                                    Shares              Value
--------------------------------------------------------------------------------      ----------        ------------
         Basic Industries--1.9%  Dow Chemical..................................         2,400            $  232,050
                                 Fort James....................................         4,800               213,600
                                 Millennium Chemicals..........................         2,000                67,750
                                 PPG Industries................................         3,200               222,600
                                 Rohm & Haas...................................         1,400               145,512
                                 Southdown.....................................         1,000                71,375
                                 USG........................................(a)         1,400                75,775
                                                                                                       ------------
                                                                                                          1,028,662
                                                                                                       ------------

        Capital Spending--11.8%  AlliedSignal.................................          3,800               168,625
                                 American Power Conversion..................(a)         1,300                39,000
                                 Caterpillar...................................         5,400               285,525
                                 Cisco Systems..............................(a)         6,600               607,612
                                 Computer Associates International.............         6,600               366,713
                                 Deere & Co....................................         3,700               195,637
                                 EMC........................................(a)         3,900               174,769
                                 Eaton.........................................         2,000               155,500
                                 General Electric..............................         3,100               282,100
                                 HBO & Co......................................         5,400               190,350
                                 Honeywell.....................................         1,200               100,275
                                 Ingersoll-Rand................................         6,500               286,406
                                 Intel.........................................         5,900               437,338
                                 International Business Machines...............         3,400               390,363
                                 Johnson Controls..............................           900                51,469
                                 Lexmark International Group, Cl. A.........(a)         3,300               201,300
                                 Microsoft..................................(a)         7,400               801,975
                                 Oracle.....................................(a)         8,000               196,500
                                 Parker-Hannifin...............................         4,400               167,750
                                 Pitney Bowes..................................         1,500                72,187
                                 Raytheon, Cl. B...............................         2,100               124,162
                                 Sun Microsystems...........................(a)         2,000               86,875
                                 Tellabs....................................(a)         4,400               315,150
                                 Tyco International............................         6,700               422,100
                                 United Technologies...........................         3,100               286,750
                                 Xerox.........................................         1,600               162,600
                                                                                                          _________
                                                                                                          6,569,031
                                                                                                          _________

        Consumer Cyclical--6.3%  American Greetings, Cl. A.....................         1,600                81,500
                                 Carnival......................................         3,000               118,875
                                 Chrysler......................................         4,000               225,500
                                 Clear Channel Communications...............(a)         1,100               120,037
                                 Federated Department Stores................(a)         5,600               301,350
                                 Ford Motor....................................         3,000               177,000
                                 Gannett.......................................         1,200                85,275
                                 Gap...........................................         3,500               215,688
                                 General Motors................................         3,900               260,569
                                 Goodyear Tire & Rubber........................           600                38,663
                                 K mart.....................................(a)         3,400                65,450


Dreyfus Variable Investment Fund, Balanced Portfolio --------------------------
Statement of Investments (continued)                  June 30, 1998 (Unaudited)

Common Stocks (continued)                                                              Shares                Value
-------------------------------------------------------------------------------     ------------        -------------

 Consumer Cyclical (continued)   New York Times, Cl. A.........................         3,400           $   269,450
                                 Philips Electronics, N.V......................         2,300               195,500
                                 Promus Hotel..................................         1,900                73,150
                                 Reynolds & Reynolds, Cl. A....................         2,200                40,012
                                 Safeway....................................(a)         5,900               240,056
                                 Sears, Roebuck & Co...........................         2,700               164,869
                                 TJX...........................................        10,200               246,075
                                 Tommy Hilfiger.............................(a)         1,900               118,750
                                 Tribune.......................................         1,200                82,575
                                 Wal-Mart Stores...............................         6,900               419,175
                                                                                                          _________
                                                                                                          3,539,519
                                                                                                          _________

         Consumer Staples--4.9%  Anheuser-Busch................................         2,700               127,406
                                 Avon Products.................................         3,200               248,000
                                 Coca-Cola.....................................         3,400               290,700
                                 Dial..........................................         4,400               114,125
                                 General Mills.................................         3,000               205,125
                                 Interstate Bakeries...........................         1,700                56,419
                                 Newell........................................         4,200               209,212
                                 PepsiCo.......................................         7,000               288,313
                                 Philip Morris.................................         7,000               275,625
                                 Procter & Gamble..............................         3,200               291,400
                                 Ralston-Ralston Purina Group..................         2,100               245,306
                                 Sara Lee......................................         3,500               195,781
                                 Unilever, N.V.................................         2,600               205,238
                                                                                                          _________
                                                                                                          2,752,650
                                                                                                          _________

                   Energy--3.8%  Ashland.......................................         1,800                92,925
                                 Atlantic Richfield............................         1,400               109,375
                                 Coastal.......................................         2,500               174,531
                                 Columbia Energy Group.........................         2,400               133,500
                                 Diamond Offshore Drilling.....................         2,300                92,000
                                 Exxon.........................................         7,500               534,844
                                 Mobil.........................................         5,100               390,788
                                 Phillips Petroleum............................         4,500               216,844
                                 R&B Falcon....................................         3,200                72,400
                                 Sun...........................................         3,200               124,200
                                 Texaco........................................         3,100               185,031
                                                                                                          _________
                                                                                                          2,126,438
                                                                                                          _________

              Health Care--5.9%  Abbott Laboratories...........................        11,600               474,150
                                 Amgen .....................................(a)         3,800               248,425
                                 Biomet........................................         2,400                79,350
                                 Boston Scientific..........................(a)         1,200                85,950
                                 Bristol-Myers Squibb..........................         3,500               402,281
                                 Elan,  A.D.S...............................(a)         1,800               115,763
                                 Guidant.......................................         1,700               121,231
                                 Health Management Association..............(a)         2,800                93,625


Dreyfus Variable Investment Fund, Balanced Portfolio -------------------------
Statement of Investments (continued)                 June 30, 1998 (Unaudited)

Common Stocks (continued)                                                              Shares               Value
-------------------------------------------------------------------------------     ------------       -------------


       Health Care (continued)   HEALTHSOUTH................................(a)         6,900           $   184,144
                                 Johnson & Johnson.............................         5,700               420,375
                                 Merck & Co....................................         2,300               307,625
                                 Schering-Plough...............................         4,500               412,312
                                 Warner-Lambert................................         2,600               180,375
                                 Wellpoint Health Networks..................(a)         2,200               162,800
                                                                                                          _________
                                                                                                          3,288,406
                                                                                                          _________

       Interest Sensitive--8.7%  Allstate......................................         2,900               265,531
                                 Ambac Financial Group.........................         2,900               169,650
                                 BankAmerica...................................         2,100               181,519
                                 Bear Stearns..................................         4,300               244,562
                                 Chase Manhattan...............................         7,800               588,900
                                 CIGNA ........................................         1,700               117,300
                                 Comerica......................................         3,900               258,375
                                 Conseco.......................................         3,400               158,950
                                 EXEL..........................................         3,800               295,688
                                 Fannie Mae....................................         3,100               188,325
                                 First Chicago NBD.............................         3,700               327,913
                                 First Union...................................         5,400               314,550
                                 Freddie Mac...................................         1,500                70,594
                                 Golden West Financial.........................         1,400               148,838
                                 MGIC Investment...............................         2,100               119,831
                                 NationsBank...................................         6,100               466,650
                                 Republic New York.............................         2,000               125,875
                                 SLM Holding...................................         5,800               284,200
                                 SouthTrust....................................         1,500                65,250
                                 SunAmerica....................................         3,800               218,262
                                 Travelers Group...............................         4,400               266,750
                                                                                                          _________
                                                                                                          4,877,513
                                                                                                          _________

           Mining & Metals--.4%  Aluminum Company of America...................         1,700               112,094
                                 USX-U.S. Steel Group..........................         2,600                85,800
                                                                                                          _________
                                                                                                            197,894
                                                                                                          _________

            Transportation--.8%  AMR........................................(a)         2,300               191,475
                                 Burlington Northern Santa Fe..................         1,700               166,919
                                 Delta Air Lines...............................           600                77,550
                                                                                                          _________
                                                                                                            435,944
                                                                                                          _________
                Utilities--4.5%  AT&T..........................................        10,300               588,387
                                 AirTouch Communications....................(a)         4,100               239,594
                                 Ameritech.....................................        10,400               466,700
                                 BellSouth.....................................         5,600               375,900
                                 Consolidated Edison...........................         3,700               170,431
                                 FPL Group.....................................         4,200               264,600
                                 FirstEnergy...................................         3,200                98,400


Dreyfus Variable Investment Fund, Balanced Portfolio -------------------------
Statement of Investments (continued)                  June 30, 1998 (Unaudited)

Common Stocks (continued)                                                              Shares               Value
-------------------------------------------------------------------------------     ------------        -------------

         Utilities (continued)   Pinnacle West Capital.........................          3,500           $   157,500
                                 WorldCom...................................(a)          3,300               159,844
                                                                                                           _________
                                                                                                           2,521,356
                                                                                                           _________
TOTAL COMMON STOCKS
                                    (cost $22,365,615).........................                          $27,337,413
                                                                                                        ============


                                                                                      Principal
Bonds & Notes--47.1%                                                                    Amount
-------------------------------------------------------------------------------     --------------

                  Finance--5.3%  American Express Credit Account Master Trust,
                                    Asset Backed Ctfs., Ser. 1997-1, Cl. A,
                                    6.40%, 4/15/2005...........................      $    600,000        $    614,145
                                    Chase Manhattan, Notes,
                                    7.125%, 6/15/2009..........................           700,000             742,012
                                    Citibank Credit Card Master Trust,
                                    Asset Backed Ctfs., Ser. 1998-1, Cl. A,
                                    5.75%, 1/15/2003...........................           600,000             600,423
                                    General Motors Acceptance, Notes
                                    6.625%, 10/1/2002..........................         1,000,000           1,020,000
                                                                                                           ------------
                                                                                                            2,976,580
                                                                                                           ------------

               Industrial--6.5%  Allied-Signal, Notes,
                                    6.20%, 2/1/2008............................           500,000             501,287
                                 Ameritech Capital Funding, Notes,
                                    5.65%, 1/15/2001...........................           500,000             497,295
                                 duPont (E.I.) de Nemours & Co., Notes,
                                    6.50%, 9/1/2002............................           500,000             510,690
                                 McDonald's, Notes,
                                    5.90%, 5/11/2001...........................           500,000             502,160
                                 Mobil, Deb.,
                                    8.375%, 2/12/2001..........................         1,000,000           1,059,933
                                 Procter & Gamble, Deb.,
                                    8.00%, 11/15/2003..........................           500,000             549,115
                                                                                                           ------------
                                                                                                            3,620,480
                                                                                                           ------------

                 Utilities--.9%  SBC Communications Capital, Notes,
                                    6.625%, 7/15/2007..........................           500,000             517,368
                                                                                                           ------------

       U.S. Government           Federal Home Loan Banks;
              & Agencies--34.4%      5.61%, 6/22/2001..........................         1,100,000           1,096,906
                                 Federal National Mortgage Association;
                                    7.40%, 7/1/2004............................         1,000,000           1,084,435 U.S.
                                 Treasury Bonds;
                                    10.75%, 5/15/2003..........................         1,000,000           1,218,720


Dreyfus Variable Investment Fund, Balanced Portfolio -------------------------
Statement of Investments (continued)                  June 30, 1998 (Unaudited)

                                                                                       Principal
Bonds & Notes (continued)                                                                Amount                Value
-------------------------------------------------------------------------------       ------------          ----------

                                 U.S. Treasury Notes:
                                    7.875%, 11/15/1999.........................      $  1,300,000          $  1,340,144
                                    7.75%, 1/31/2000...........................         1,300,000             1,343,472
                                    8.50%, 2/15/2000...........................         1,000,000             1,045,680
                                    6.875%, 3/31/2000..........................         1,600,000             1,635,760
                                    8.875%, 5/15/2000..........................         1,300,000             1,377,597
                                    6.25%, 8/31/2000...........................           975,000               989,440
                                    8.00%, 5/15/2001...........................           600,000               639,126
                                    6.125%, 12/31/2001.........................         1,000,000             1,018,060
                                    6.625%, 3/31/2002..........................           540,000               559,343
                                    7.50%, 5/15/2002...........................         1,000,000             1,067,370
                                    6.375%, 8/15/2002..........................           500,000               515,340
                                    6.25%, 2/15/2003...........................         1,200,000             1,235,196
                                    6.50%, 8/15/2005...........................         1,200,000             1,266,204
                                    7.00%, 7/15/2006...........................         1,240,000             1,354,452
                                    6.25%, 2/15/2007...........................           400,000               418,948
                                                                                                           ------------
                                                                                                             19,206,193
                                                                                                           ------------
TOTAL BONDS & NOTES
                                    (cost $26,184,942).........................                             $26,320,621
                                                                                                           ============


Short-Term Investments--2.9%
------------------------------------------------------------------------------

    Agency Discount Notes--2.4%  Federal Home Loan Banks,
                                    5.85%, 7/1/1998............................         1,320,000             1,320,000
                                                                                                            -----------

       U.S. Treasury Bills--.5%  4.96%, 7/9/1998............................(b)           100,000                99,896
                                 4.97%, 1/7/1999............................(b)           200,000               194,616
                                                                                                            ------------
                                                                                                                294,512
                                                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
                                    (cost $1,614,643)..........................                             $ 1,614,512
                                                                                                            ============
TOTAL INVESTMENTS (cost $50,165,200)...........................................              99.0%          $55,272,546
                                                                                          =======           ============
CASH AND RECEIVABLES (NET).....................................................               1.0%          $   561,223
                                                                                          =======           ============
NET ASSETS.....................................................................             100.0%          $55,833,769
                                                                                          =======           ============

Notes to Statement of Investments:
------------------------------------------------------------------------------

(a) Non-income producing.
(b) Held by the custodian in a segregated account as collateral for open
    Financial Futures positions.


                       See notes to financial statements.


Dreyfus Variable Investment Fund, Balanced Portfolio -------------------------
Statement of Financial Futures                        June 30, 1998 (Unaudited)

                                                                                                     Unrealized
                                                                   Market Value                     Appreciation/
                                                                     Covered                       (Depreciation)
Financial Futures Purchased                          Contracts     by Contracts      Expiration      at 6/30/98
---------------------------                          ---------     ------------      ---------     ------------
5 Year U.S. Treasury Notes.......................       27         $ 2,961,563        Sept. `98      $    8,648

Financial Futures Sold
----------------------
Standard & Poor's 500............................       16         $(4,572,000)       Sept. `98        (193,950)
                                                                                                      ----------
                                                                                                     $ (185,302)
                                                                                                      ----------




                       See notes to financial statements.

Dreyfus Variable Investment Fund, Balanced Portfolio -------------------------
Statement of Assets and Liabilities                   June 30, 1998 (Unaudited)

                                                                                        Cost            Value
                                                                                     -----------     -----------
ASSETS:                  Investments in securities--See Statement of Investments     $50,165,200     $55,272,546
                         Cash..................................................                           75,993
                         Dividends and interest receivable.....................                          503,293
                         Receivable for futures variation margin--Note 4(a)....                           37,797
                         Prepaid expenses......................................                              127
                                                                                                    ------------
                                                                                                      55,889,756
                                                                                                    ------------

LIABILITIES:             Due to The Dreyfus Corporation and affiliates.........                           39,477
                         Accrued expenses......................................                           16,510
                                                                                                    ------------
                                                                                                          55,987
                                                                                                    ------------

NET ASSETS.....................................................................                      $55,833,769
                                                                                                    ============

REPRESENTED BY:          Paid-in capital.......................................                      $49,569,664

                         Accumulated undistributed investment income--net......                           12,843

                         Accumulated net realized gain (loss) on investments...                        1,329,218

                         Accumulated net unrealized appreciation (depreciation)
                            on investments [including ($185,302) net unrealized
                            (depreciation) on financial futures]--Note 4(b)....                         4,922,044
                                                                                                     ------------
NET ASSETS.....................................................................                       $55,833,769

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                         3,709,100

NET ASSET VALUE, offering and redemption price per share.......................                            $15.05
                                                                                                         ========


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Balanced Portfolio --------------------------
Statement of Operations              Six Months Ended June 30, 1998 (Unaudited)


INVESTMENT INCOME

INCOME:                       Interest...................................         $  788,957
                              Cash dividends (net of $841 foreign taxes
                                withheld at source)......................            171,005
                                                                                  ----------
                                   Total Income..........................                                  $   959,962


EXPENSES:                     Investment advisory fee--Note 3(a).........            181,966
                              Auditing fees..............................             13,825
                              Custodian fees--Note 3(a)..................             11,300
                              Prospectus and shareholders' reports.......              8,407
                              Registration fees..........................              3,365
                              Shareholder servicing costs................                247
                              Loan commitment fees--Note 2...............                126
                              Legal fees.................................                 77
                              Trustees' fees and expenses--Note 3(b).....                 74
                              Miscellaneous..............................                586
                                                                                  ----------
                                   Total Expenses........................                                      219,973
                                                                                                              ----------


INVESTMENT INCOME--NET...................................................                                      739,989
                                                                                                              ----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....         $1,237,672
                              Net realized gain (loss) on financial futures
                                Long transactions........................             25,698
                                Short transactions.......................           (198,553)
                                                                                  ----------
                                   Net Realized Gain (Loss)..............                                    1,064,817
                              Net unrealized appreciation (depreciation) on
                                investments [including ($183,439) net unrealized
                                (depreciation) on financial futures].....                                    2,210,571
                                                                                                             ----------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                    3,275,388
                                                                                                             ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                   $4,015,377
                                                                                                            ==========




                       See notes to financial statements.

Dreyfus Variable Investment Fund, Balanced Portfolio ------------------------- Statement of Changes in Net Assets

                                                                             Six Months Ended
                                                                               June 30, 1998         Year Ended
                                                                                (Unaudited)      December 31, 1997*
                                                                             ----------------    ------------------
OPERATIONS:

   Investment income--net.................................................      $   739,989          $   625,226
   Net realized gain (loss) on investments................................        1,064,817            1,706,671
   Net unrealized appreciation (depreciation) on investments..............        2,210,571            2,711,473
                                                                                -----------          -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....        4,015,377            5,043,370
                                                                                -----------          -----------

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net.................................................         (731,079)            (621,293)
   Net realized gain on investments.......................................            --              (1,442,270)
                                                                                -----------          -----------
      Total Dividends.....................................................         (731,079)          (2,063,563)
                                                                                -----------          -----------
BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold..........................................       11,264,692           36,492,088
   Dividends reinvested...................................................          731,079            2,063,563
   Cost of shares redeemed................................................         (590,653)            (391,105)
                                                                                -----------          -----------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions    11,405,118           38,164,546
                                                                                -----------          -----------
         Total Increase (Decrease) in Net Assets..........................       14,689,416           41,144,353

NET ASSETS:

   Beginning of Period....................................................       41,144,353              --
                                                                                -----------          -----------
   End of Period..........................................................      $55,833,769          $41,144,353
                                                                                ===========          ===========
Undistributed investment income--net......................................      $    12,843          $     3,933
                                                                                -----------          -----------

                                                                                   Shares               Shares
                                                                                -----------          -----------

   Shares sold............................................................          770,254            2,810,317
   Shares issued for dividends reinvested.................................           48,951              146,937
   Shares redeemed........................................................          (40,228)             (27,131)
                                                                                -----------          -----------
      Net Increase (Decrease) in Shares Outstanding.......................          778,977            2,930,123
                                                                                ===========          ===========


-----------------
* From May 1, 1997 (commencement of operations) to December 31, 1997.



                      See notes to financial statements.

Dreyfus Variable Investment Fund, Balanced Portfolio ------------------------ Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                                                Six Months Ended         Year Ended
                                                                                  June 30, 1998         December 31,
PER SHARE DATA:                                                                    (Unaudited)             1997(1)
                                                                                ----------------         -----------
   Net asset value, beginning of period.........................................      $14.04                $12.50
                                                                                     -------               -------
   Investment Operations:
   Investment income--net.......................................................         .21                   .25
   Net realized and unrealized gain (loss) on investments.......................        1.01                  2.06
                                                                                     -------               -------
   Total from Investment Operations.............................................        1.22                  2.31
                                                                                     -------               -------
Distributions:
   Dividends from investment income--net........................................        (.21)                 (.25)
   Dividends from net realized gain on investments..............................          --                  (.52)
                                                                                     -------               -------
   Total Distributions..........................................................        (.21)                 (.77)
                                                                                     -------               -------
   Net asset value, end of period...............................................      $15.05                $14.04
                                                                                     =======               =======
TOTAL INVESTMENT RETURN.........................................................        8.69%(2)             18.48%(2)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets......................................         .45%(2)               .67%(2)
   Ratio of net investment income to average net assets.........................        1.51%(2)              1.91%(2)
   Portfolio Turnover Rate......................................................       48.78%(2)             45.78%(2)
   Net Assets, end of period (000's Omitted)....................................     $55,834               $41,144



-------------------
(1) From May 1, 1997 (commencement of operations) to December 31, 1997.
(2) Not annualized.


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Balanced Portfolio
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Balanced Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold without a sales charge.

   As of June 30, 1998, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 2,139,067 shares of the Series.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Series received net earnings credits of $2,521 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal

Dreyfus Variable Investment Fund, Balanced Portfolio
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


   Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Series did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

   (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 1998 through June 30, 1998 to reduce the management fee paid by the Series, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses to the extent that such expenses exceeded an annual rate of 1.25% of the value of the Series' average daily net assets. No expense reimbursement was required for the period ended June 30, 1998.

   The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

   The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended June 30, 1998 the Series was charged $11,300 pursuant to the custody agreement.

   (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 1998, amounted to $36,270,150 and $21,445,283, respectively.

   The Series may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1998 are set forth in the Statement of Financial Futures.

   (b) At June 30, 1998, accumulated net unrealized appreciation on investments and financial futures was $4,922,044, consisting of $5,335,789 gross unrealized appreciation and $413,745 gross unrealized depreciation.

   At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund,
Balanced Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                      154SA986